                          VISTA EXPLORATION CORPORATION
              UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed balance sheet and statements of operations give effect to the merger of ICOP Digital, Inc. ("ICOP") and a subsidiary of Vista Exploration Corporation ("Vista"), (formerly Bail
Corporation). ICOP Digital will be the surviving entity.

The unaudited pro forma consolidated financial statements have been prepared utilizing the historical financial statements of ICOP, included herewith, and
Vista, incorporated by reference to its Form 10-KSB as of March 31, 2003 and its
Form 10-QSB as of September 30, 2003. The unaudited pro forma consolidated financial statements should be read in conjunction with the notes to unaudited pro forma condensed financial information and the separate audited financial statements and notes thereto of Vista and ICOP.

The unaudited pro forma consolidated statements of operations for the year ended
March 31, 2003 and for the nine months ended September 30, 2003 give effect to the acquisition by Vista as if the acquisition had occurred on the first day of each period. The unaudited pro forma consolidated balance sheet as of September
30, 2003 gives effect to the acquisition as if it had occurred on September 30,
2003.

The unaudited pro forma consolidated financial statements are presented for information purposes and do not purport to be indicative of the results that actually would have occurred if the acquisition had been effective on the dates indicated or which may be obtained in the future.

                                      F-1

Vista Exploration Corporation

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
--------------------------------------------------------------------------------

                   ASSETS
                   ------
                                                                                                                   Unaudited
                                                      Historical September 30, 2003                                Pro Forma
                                                      -------------------------------           Pro Forma        September 30,
                                                         Vista             ICOP                Adjustments            2003
                                                      -------------    --------------         ---------------    ---------------

CURRENT ASSETS
   Cash                                                       $ 43         $ 101,010                     $ -          $ 101,053
   Bond                                                          -                 -                                          -
   Accounts receivable                                           -           558,372                       -            558,372
   Inventories, at cost                                                      567,455                       -            567,455
   Prepaid expenses                                              -            48,136                                     48,136

                                                     -------------    --------------         ---------------    ---------------

TOTAL CURRENT ASSETS                                            43         1,274,973                       -          1,275,016

PROPERTY AND EQUIPMENT, NET                                      -           103,603                       -            103,603

OTHER ASSETS:
  Goodwill                                                       -           672,283                                    672,283
  Deposits                                                       -             3,000                       -              3,000
                                                      -------------    --------------         ---------------    ---------------
TOTAL ASSETS                                                  $ 43       $ 2,053,859                     $ -        $ 2,053,902
                                                      =============    ==============         ===============    ===============
                LIABILITIES
                -----------
CURRENT LIABILITIES
   Accounts payable and accrued
      expenses                                           $ 172,661       $ 1,807,098       (c)    $ (172,661)       $ 1,807,098
   Unearned revenue                                              -           416,845                       -            416,845
   Notes payable - related party                            31,700            41,033       (c)       (31,700)            41,033
   Notes Payable                                           158,697           646,912       (c)      (158,697)           646,912
   Accrued interest payable                                  1,258             6,100       (c)        (1,258)             6,100
                                                      -------------    --------------         ---------------    ---------------

TOTAL CURRENT LIABILITIES                                  364,316         2,917,988                (364,316)         2,917,988
                                                      -------------    --------------         ---------------    ---------------

       STOCKHOLDERS' EQUITY (DEFICIT)
       ------------------------------
STOCKHOLDERS' EQUITY (DEFICIT)
   Preferred stock                                               -                 -                       -                  -
   Common stock                                             65,119           140,395       (a)       (47,219)           158,295
   Additional paid-in-capital                                    -         2,485,305       (b)       (17,857)         2,467,448
   Stock options outstanding                                80,000                 -       (b)       (80,000)                 -
   Accumulated Earnings                                   (509,392)       (3,489,829)      (b)       509,392         (3,489,829)
                                                      -------------    --------------         ---------------    ---------------
TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                      (364,273)         (864,129)                364,316           (864,086)
                                                      -------------    --------------         ---------------    ---------------

TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY (DEFICIT)                             $ 43       $ 2,053,859                     $ -        $ 2,053,902
                                                      =============    ==============         ===============    ===============

See notes to unaudited pro forma consolidated financial statements.

                                      F-2

Vista Exploration Corporation

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------------------------

                                    For the Year Ended March 31, 2003
                                    --------------------------------------------------------------
                                                                      Pro Forma       Unaudited
                                       Vista*        ICOP**          Adjustments      Pro Forma
                                    ------------- --------------    --------------   -------------

REVENUE                                      $ -            $ -               $ -             $ -

EXPENSES
   Cost of Sales                               -              -                 -               -
   Selling, general and administrative   241,016        358,429  (b)     (241,016)        358,429
   Research and development                    -        178,003                 -         178,003
   Interest, net                             379          1,183  (b)         (379)          1,183
                                    ------------- --------------    --------------   -------------

TOTAL EXPENSES                           241,395        537,615          (241,395)        537,615
                                    ------------- --------------    --------------   -------------

OPERATING INCOME (LOSS)                 (241,395)      (537,615)          241,395        (537,615)

Provision for income taxes                     -              -                 -               -
                                    ------------- --------------    --------------   -------------

   Net Income (Loss)                  $ (241,395)    $ (537,615)        $ 241,395      $ (537,615)
                                    ============= --------------    --------------   -------------

Net Income per common share                                                               $ (0.03)
                                                                                     =============
Weighted Average Shares Outstanding                                                    17,754,705
                                                                                     =============
                                                                                     =============

*    Includes results of operations for the year from April 1, 2002 through
     March 31, 2003

**   Includes results of operations from inception on May 24, 2002 through year end December 31, 2002.

See notes to unaudited pro forma consolidated financial statements.

                                      F-3

Vista Exploration Corporation

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
---------------------------------------------------------------------------------------------------------

                                          For the Periods Ended September 30, 2003
                                       ------------------------------------------------------------------
                                                                                            Unaudited
                                        Six Months      Nine Months        Pro Forma       Nine Months
                                          Vista            ICOP           Adjustments       Pro Forma
                                       -------------   --------------    --------------   ---------------

REVENUE                                         $ -      $ 3,163,562  (b)          $ -       $ 3,163,562

EXPENSES
   Cost of Sales                                  -        2,574,124                 -         2,574,124
   Selling, general and administrative       14,163        1,373,775  (b)      (14,163)        1,373,775
   Research and development                       -        2,130,529                 -         2,130,529
   Interest, net                                944           39,902  (b)         (944)           39,902
                                       -------------   --------------    --------------   ---------------

TOTAL EXPENSES                               15,107        6,118,330           (15,107)        6,118,330
                                       -------------   --------------    --------------   ---------------

OPERATING INCOME (LOSS)                     (15,107)      (2,954,768)           15,107        (2,954,768)

Provision for income taxes                        -            2,553                 -             2,553
                                       -------------   --------------    --------------   ---------------

   Net Income (Loss)                      $ (15,107)    $ (2,952,215)         $ 15,107      $ (2,952,215)
                                       =============   --------------    --------------   ---------------

Net Income per common share                                                                      $ (0.19)
                                                                                          ===============
Weighted Average Shares Outstanding                                                           15,729,500
                                                                                          ===============

See notes to unaudited pro forma consolidated financial statements.

                                      F-4

                          VISTA EXPLORATION CORPORATION
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

Merger
------

On December 31, 2003, ICOP agreed to a merger with a subsidiary of Vista in which 100% of its outstanding shares of common stock were automatically converted into approximately 14,500,000 common shares of Vista. In addition,
ICOP agreed to cancel and Vista agreed to reissue options to purchase an additional 2,500,000 shares of common stock at $1.00 per share. Because the number of shares issued represents approximately 89% of the total shares outstanding after the transaction, the transaction will be recorded as a reverse acquisition, whereby ICOP is the surviving entity.

This transaction occurred on January 13, 2004. Vista had operated in the oil and gas industry. It had incurred significant operating losses and had discontinued
operations earlier in 2003. In conjunction with this transaction, Vista received
$300,000 from the sale of 600,000 shares of common stock, which was used to pay or settle all liabilities of Vista. In addition, to facilitate the transaction, certain shareholders of Vista cancelled 500,000 shares of common stock and forfeited all previously issued outstanding options for the purchase of common stock of Vista.

Accounting and Tax Year-end Change

Vista intends to change its year-end from March 31 to December 31. The Vista
Statement of Operations for the current interim period has been adjusted to the nine months ended September 30, 2003 and has been included in the pro forma as such.

Assumptions:

a.            Adjustments to record the common stock issued in conjunction with the acquisition of ICOP.

b.            Adjustments to include the operating results of Vista for the quarter ended March 31, 2003 and to eliminate all the
              pre-acquisition operating results of Vista.

c.            Adjustments to record sale of common stock and repayment or settlement of all existing liabilities of Vista.

                                      F-5